                                                                    EXHIBIT 99.1

                          Term Sheet Dated June 6, 2000

                           $370,800,000 (approximate)





                               [LOGO OF CONSECO]





                      Conseco Finance Securitizations Corp.

                                     Seller


                              Conseco Finance Corp.

                                    Servicer



                Certificates for Home Equity Loans Series 2000-C





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                          TERM SHEET DATED June 6, 2000
                      Conseco Finance Securitizations Corp.
                Certificates for Home Equity Loans, Series 2000-C
                           $370,800,000 (Approximate)
                               Subject to Revision


SELLER:        Conseco Finance Securitizations Corp.

SERVICER:      Conseco Finance Corp. ("Conseco")

TRUSTEE:       U.S. Bank Trust National Association

UNDERWRITER:   Lehman Brothers

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Offered Certificates
------------ ---------- ------- ----------- ----------- ------------------ ----------------- ----------------- --------------------
                                  Est. WAL    Est. WAL   Est. Prin. Window Est. Prin. Window      Final          Expected Ratings
               Approx.             (yrs)       (yrs)           (mos)             (mos)          Scheduled
    Class    Size ($MM)   Type  To Call (1)  To Maturity    To Call (1)       To Maturity    Distribution Date   S&P/Fitch/Moody's
------------ ---------- ------- ----------- ----------- ------------------ ----------------- ----------------- --------------------
A (2)          310.80   Senior     1.77        1.91        1 - 54 (54)       1 - 79 (79)         10/15/2031        AAA/AAA/Aaa
------------ ---------- ------- ----------- ----------- ------------------ ----------------- ----------------- --------------------
M-1 (2)         25.40   Mezz.      4.26        5.31       45 - 54 (10)      45 - 103 (59)        10/15/2031         AA/AA/Aa2
------------ ---------- ------- ----------- ----------- ------------------ ----------------- ----------------- --------------------
M-2 (2)         24.40   Mezz.      4.02        5.05       41 - 54 (14)      41 - 103 (63)        10/15/2031          A/A/A2
------------ ---------- ------- ----------- ----------- ------------------ ----------------- ----------------- --------------------
B-1 (2)         10.20    Sub.      3.93        4.95       39 - 54 (16)      39 - 103 (65)        10/15/2031      BBB+/BBB+/Baa1
------------ ---------- ------- ----------- ----------- ------------------ ----------------- ----------------- --------------------

(1)  The Certificates are priced to a 20% call, as further described herein.
(2) The Pass-Through rate shall equal the lesser of one-month LIBOR plus the applicable margin or the Available Funds Pass-Through Rate described herein, but in no case more than 14%.


--------------------------------------------------------------------------------
                                  Pricing Speed
--------------------------------------------------------------------------------
                                     30% CPR
--------------------------------------------------------------------------------


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                SUMMARY OF TERMS
                                ----------------

Seller:                    Conseco Finance Securitizations Corp.

Servicer:                  Conseco Finance Corp. ("Conseco")

Trustee:                   U.S. Bank Trust National Association

Offering:                  Public; subject to a variance of plus or minus 5.0%.

Underwriter:               Lehman Brothers

Rating Agencies:           Standard & Poors, Moody's Investors Service and Fitch
                           IBCA

Statistical
Calculation Date:          April 30, 2000

Expected Cut-off Date:     The trust will be entitled to receive
                           all payments due after April 30, 2000 for all loans other than the Additional Loans (added prior to closing) and Subsequent Loans (added after closing.).
                           For each Additional Loan, the trust will be entitled to receive all payments due after May 31, 2000. For each Subsequent Loan, the trust will be entitled to receive all payments due after the last day of the calendar month in which the subsequent closing occurs.

Expected Closing Date:     June 9, 2000

Expected Pricing Date:     Week of June 5, 2000

Registration:              The Offered Certificates will be available in
                           book-entry form through DTC, Euroclear and/or
                           Clearstream.

Record Date:               The business day just before the Payment Date.

Payment Date:              The 15th day of each month (or if such 15th day is
                           not a business day, the next succeeding business day) commencing on July 17, 2000.

Day Count:                 Actual/360

Denominations:             $1,000 minimum and integral multiples of $1,000 in
                           excess thereof.

Tax Status:                REMIC Election

ERISA: The Class A Certificates are expected to be ERISA eligible. Prospective investors that are pension plans should consult their own counsel with respect to an investment in the Offered Certificates.

SMMEA: The Class A and the Class M-1 Certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") until such time as the amount in the Pre-Funding Account is reduced to zero. At such time, the Class A and Class M-1 Certificates will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA. The Class M-2, Class B-1 and Class B-2 Certificates are not SMMEA eligible.

Initial Loans:             The statistical information presented in this Term
                           Sheet is with respect to the Initial Loans (the
                           "Initial Loans") and is based on balances as of the close of business on April 30, 2000. The Initial
                           Loans consist primarily of conventional, fully amortizing, first lien, adjustable rate closed end, one- to four-family residential mortgage loans. The
                           Initial Loans consist of 1,848 loans, with a principal balance of approximately $216,042,371.

Additional Collateral:     Between the Statistical Calculation Date and the
                           Expected Closing Date, the Seller expects to deposit
                           Additional Loans ("Additional Loans"). It is expected that the Additional Loans will have characteristics which are substantially similar to the Initial Loans.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

Pre-Funding Feature
and Subsequent Loans:      On the Closing Date, a portion of the proceeds from
                           the sale of the Certificates (the "Pre-Funded
                           Amount") may be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the Trust to purchase subsequent loans (the
                           "Subsequent Loans") during the period (not longer than 90 days) following the Closing Date (the
                           "Pre-Funding Period"). The Pre-Funded Amount is not expected to exceed 25% of the aggregate original principal balances of the Offered Certificates. The
                           Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be paid to the Class A Certificateholders, then to the Class M-1, Class M-2, Class B-1 and B-2
                           Certificateholders, in that order of priority.

Source for Calculation
of One-Month LIBOR:        Telerate page 3750.

Servicing Fee Rate:        50 basis points

Distributions:             On each Payment Date distributions on the
                           certificates will be made to the extent of the Amount
                           Available. The "Amount Available" will generally consist of payments made on or in respect of the Loans, and will include amounts otherwise payable to the Servicer (so long as Conseco is the Servicer) as the monthly Servicing Fee and amounts otherwise payable to the Class C Certificateholder.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             INTEREST DISTRIBUTIONS
                             ----------------------

Interest on the
Class A, M-1, M-2
B-1 Certificates:          On each Payment Date the Amount Available will be
                           distributed to pay interest as follows:

                           o   first to the Class A Certificates,
                           o   then to the Class M-1 Certificates,
                           o   then to the Class M-2 Certificates, and
                           o   then to the Class B-1 Certificates.

                           Interest will accrue on the outstanding Class A principal balance, Class M-1 adjusted principal balance, Class M-2 adjusted principal balance, and Class B-1 adjusted principal balance, at the related pass-through rate calculated on an Actual/360 basis. Interest on the outstanding Class A principal balance, Class M-1 adjusted principal balance, Class M-2 adjusted principal balance and Class B-1 adjusted principal balance, as applicable, will initially accrue from the Closing Date and thereafter from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date.

                           The adjusted principal balance of any of the Class M-1, M-2 and B-1 Certificates is the principal balance less any liquidation loss principal amounts allocated to that Class.

Interest Shortfalls
And Carryovers:            If the Amount Available on any Payment Date is
                           insufficient to make the full distributions of interest to a class of Offered Certificates, the Amount Available remaining after payments with a higher payment priority are made will be distributed pro rata among the certificates comprising such class. Any interest due but unpaid from a prior
                           Payment Date will also be due on the next Payment
                           Date, together with accrued interest thereon at the applicable pass-through rate to the extent legally permissible.

A, M-1
M-2, B-1 Pass-
Through Rate:              The pass-through rate for the Class A, M-1, M-2, and
                           B-1 Certificates will be floating and for any monthly period will equal the lesser of one-month LIBOR plus the pass-through margin or the Available Funds
                           Pass-Through Rate, but in no case more than 14.0%.

Available Funds
Pass-Through Rate:         The "Available Funds Pass-Through Rate" for any
                           Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Loan Rates on the then outstanding loans. The "Expense Adjusted
                           Loan Rate" on the loans is equal to the then applicable loan interest rate thereon, minus the Servicing Fee, which is 0.50% per annum.

Available Funds Cap
Carryover Amount:          If on any Payment Date, the pass-through rate for a
                           class of certificates is based on the Available Funds
                           Pass-Through Rate, holders of that class of certificates will be entitled to receive the Available Funds Cap Carryover Amount to the extent funds are available.

                           The "Available Funds Cap Carryover Amount" is the sum of (1) the excess of (A) the amount of interest that class of Certificateholders would be entitled to receive on such Payment Date had interest been calculated based on one-month LIBOR plus the applicable pass-through margin (but in no event exceeding 14.00%) over (B) the amount of interest that class would receive on that Payment Date at the Available Funds Pass-Through Rate, and (2) the unpaid portion of any such excess from prior Payment Dates (and interest accrued thereon at the then applicable pass-through rate, without giving effect to the Available Funds Pass-Through Rate, but in no event exceeding 14.00%).

                           The ratings assigned to the Offered Certificates do not address the likelihood of the payment of the Available Funds Cap Carryover Amount.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             PRINCIPAL DISTRIBUTIONS
                             -----------------------

On each Payment Date after all interest is distributed to the Class A, Class M-1, Class M-2, and Class B-1 Certificateholders, the remaining Amount Available will be distributed to make principal distributions as follows and in the following order of priority:

     i) first, to the Class A Certificates, the Class A Formula Principal Distribution Amount:
     ii) then, to the Class M-1 Certificates, the Class M-1 Formula Principal Distribution Amount;
     iii) then, to the Class M-2 Certificates, the Class M-2 Formula Principal Distribution Amount; and
     iv) then, to the Class B-1 Certificates, the Class B-1 Formula Principal Distribution Amount.

If the Amount Available on any Payment Date is insufficient to make full distributions of principal to a class of certificates, the Amount Available remaining after payments on Offered Certificates with a higher payment priority are made will be distributed pro-rata among the certificates comprising such class.

Formula Principal
Distribution Amount:       On each Payment Date will be equal to the sum of (i)
                           all scheduled payments of principal due on each outstanding loan during the related Due Period, (ii) the scheduled principal balance of each loan which, during the related Due Period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of each loan, (iv) the scheduled principal balance of each loan that became a liquidated loan during the related
                           Due Period and (v) any amount described in clauses
                           (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available in the certificate account.

Stepdown Date:             The later to occur of (A) the Payment Date in July
                           2003 and (B) the first Payment Date on which the Class A Principal Balance is less than or equal to 55.40% of the Pool Scheduled Principal Balance.

Trigger Event:             A Trigger Event will exist on any Payment Date on
                           which:

                           (1) The three month rolling average of the 60 plus day delinquencies exceeds 40% of the Senior Enhancement Percentage, or;

                           (2) The Cumulative Realized Losses Test is not satisfied.

Senior Enhancement
Percentage:                The Senior Enhancement Percentage for any Payment
                           Date will equal the percentage obtained by dividing:
                           (i) the excess of (A) the Pool Scheduled Principal
                           Balance over (B) the principal balance of the most senior class of certificates outstanding, by (ii) the Pool Scheduled Principal Balance.

Cumulative Realized
Losses Test:               The Cumulative Realized Losses Test is satisfied for
                           any Payment Date if the cumulative realized loss ratio for the loans for such Payment Date is less than or equal to the percentage set forth below for the specified period:

                                     Month                    Percentage
                                     -----                    ----------
                                     37 - 48                     4.20%
                                     49 - 60                     5.00%
                                     61 - 84                     5.25%
                                     85 and thereafter           5.75%

Pool Scheduled Principal
Balance: The Pool Scheduled Principal Balance means, for any Payment Date, the aggregate Scheduled Principal Balance for such Payment Date of all Loans that were outstanding during the immediately preceding Due Period.

Class A Formula Principal
Distribution Amount:       If the Payment Date is prior to the Stepdown Date or
                           a Trigger Event exists, the Formula Principal
                           Distribution Amount, as applicable, for such Payment
                           Date (but in no event greater than the Class A
                           Principal Balance). If the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess of (A) the Class A Principal Balance over
                           (B) the lesser of (a) 55.40% of the Pool Scheduled
                           Principal Balance or (b) the Pool Scheduled Principal
                           Balance less 1.5% of the Pool Scheduled Principal
                           Balance as of the Cut-off Date.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

Class M-1 Formula
Principal Distribution
Amount: If the Payment Date is (A) prior to the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount less the Class A Formula Principal Distribution Amount (but in no event greater than the Class M-1 Principal Balance). If the Payment Date is on or after the related Stepdown Date and no Trigger Event exists, the excess (but in no event more than the Class M-1 Principal Balance) of (i) the sum of the Class A Principal Balance and the Class M-1 Adjusted Principal Balance minus the amount of principal actually distributed on such Payment Date on the Class A Certificates over (ii) the lesser of
                           (a) 68.10% of the Pool Scheduled Principal Balance or
                           (b) the Pool Scheduled Principal Balance less 1.5% of the Pool Scheduled Principal Balance as of the Cut-off Date.

Class M-2 Formula
Principal Distribution
Amount: If the Payment Date is (A) prior to the Stepdown Date or (B) on or after Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount less the sum of the Class A Formula Principal Distribution Amount and the Class M-1 Formula Principal Distribution Amount (but in no event greater than the Class M-2 Principal Balance). If the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the Class M-2 Principal Balance) of (i) the sum of (A) the Class A Principal Balance, (B) the Class M-1 Adjusted Principal Balance and (C) the Class M-2 Adjusted Principal Balance minus the amount of principal actually distributed on such Payment Date on the Class A and Class M-1 Certificates over
                           (ii) the lesser of (a) 80.30% of the Pool Scheduled Principal Balance or (b) the Pool Scheduled Principal Balance less 1.5% of the Pool Scheduled Principal Balance as of the Cut-off Date.

Class B-1 Formula
Principal Distribution
Amount: If the Payment Date is (A) before the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount less the sum of the Class A Formula Principal Distribution Amount, the Class M-1 Formula Principal Distribution Amount and the Class M-2 Formula Principal Distribution Amount (but in no event more than the Class B-1 Principal Balance). If the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the Class B-1 Principal Balance) of (i) the sum of
                           (A) the Class A Principal Balance, (B) the Class M-1 Adjusted Principal Balance, (C) the Class M-2 Adjusted Principal Balance and (D) the Class B-1 Adjusted Principal Balance minus the amount of principal actually distributed on such Payment Date on the Class A, Class M-1 and Class M-2 Certificates over (ii) the lesser of (a) 85.40% of the Pool Scheduled Principal Balance or (b) the Pool Scheduled Principal Balance less 1.5% of the Pool Scheduled Principal Balance as of the Cut-off Date.

Initial
Overcollateralization:     The sum of the aggregate Cut-Off Date principal
                           balance of the loans included in the trust as of the Closing Date, plus any amount on deposit in the Pre-Funding Account, will exceed the aggregate principal balance of the certificates on the Closing
                           Date by approximately $6,000,000, which represents approximately 1.5% of the aggregate Cut-Off Date principal balance of the loans included in the trust as of the Closing Date, plus any amount on deposit in the Pre-Funding Account on the Closing Date.


                    B-2 INTEREST AND PRINCIPAL DISTRIBUTIONS
                    ----------------------------------------

Class B-2 Interest:        After payment of all interest and principal due on
                           the Class A, Class M-1, Class M-2 and Class B-1
                           Certificates, interest will be paid to the Class B-2
                           Certificateholders in an amount equal to the product of (a) the Class B-2 pass-through rate and (b) the then outstanding Class B-2 principal balance.
                           Interest will be computed on an Actual/360 basis.
                           Interest shortfalls will be carried forward, and will accrue interest at the B-2 pass-through rate, to the extent legally permissible.

Class B-2 Principal:       If the Payment Date is (A) prior to the Stepdown Date
                           or (B) on or after the Stepdown Date and a Trigger
                           Event exists, the Formula Principal Distribution
                           Amount less the sum of the Class A Formula Principal
                           Distribution Amount, the Class M-1 Formula Principal
                           Distribution Amount, the Class M-2 Formula Principal
                           Distribution Amount, and the Class B-1 Formula
                           Principal Distribution Amount (but in no event greater than the Class B-2 Principal Balance). If the
                           Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the Class B-2 Principal Balance) of (i) the sum of the Class A Principal Balance, the Class M-1
                           Adjusted Principal Balance, the Class M-2 Adjusted
                           Principal Balance, the Class B-1 Adjusted Principal
                           Balance and the Class B-2 Principal Balance minus the amount of principal actually distributed on such Payment Date on the Class A, Class M-1, Class M-2 and
                           Class B-1 Certificates over (ii) the lesser of (a)
                           97.00% of the Pool Scheduled Principal Balance or (b) the Pool Scheduled Principal Balance less 1.5% of the
                           Pool Scheduled Principal Balance as of the Cut-off
                           Date.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

Credit Support
Percentage:                       Initial Credit Support
                                  ----------------------
                                Moody's/S&P/Fitch   Percent
                                -----------------   -------
                                Aaa/AAA/AAA         22.30%
                                Aa2/AA/AA           15.95%
                                A2/A/A               9.85%
                                Baa1/BBB+/BBB+       7.30%

                                   After Stepdown Date
                                   -------------------
                              Moody's/S&P/Fitch  Target Percent
                              -----------------  --------------
                              Aaa/AAA/AAA                44.60%
                              Aa2/AA/AA                  31.90%
                              A2/A/A                     19.70%
                              Baa1/BBB+/BBB+             14.60%

Losses on Liquidated
Home Equity Loans:         If net liquidation proceeds from liquidated loans in
                           the respective collection period are less than the scheduled principal balance of such liquidated loans plus accrued and unpaid interest thereon, the deficiency (a "Liquidation Loss Amount") will be absorbed first by the Class C Certificateholder, then by the Servicing Fee otherwise payable to the Servicer (as long as Conseco Finance is the Servicer), then by a reduction in the overcollateralization amount, then by the Class B-2
                           Certificateholders, then by the Class B-1
                           Certificateholders, then by the Class M-2
                           Certificateholders and then by the Class M-1
                           Certificateholders.

Purchase Option
Auction Sale:              Beginning on the Payment Date when the scheduled
                           principal balance of the loans is less than 20% of the Cut-off Date Pool Principal Balance of the loans, the holder of the Class C Certificates will have the right to repurchase all of the outstanding loans, at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.

                           If the holder of the Class C Certificates does not exercise this Purchase Option, then on the next Payment Date the Trustee will begin an auction process to sell the loans and the other trust assets, but the Trustee cannot sell the trust assets and liquidate the trust unless the proceeds of that sale are sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon. If the first auction of the trust property is not successful because the highest bid received is too low, then the Trustee will conduct an auction of the loans every third month thereafter, unless and until an acceptable bid is received for the trust property.

                           If the Purchase Option is not exercised by the holder of the Class C Certificates, excess cashflow after all payments of interest and principal due on all certificates are made on any Payment Date will be used to paydown principal as follows:

                           (i) first, to the Class A Certificates until the Class A Principal Balance is reduced to zero,

                           (ii) next, to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, pro-rata, until the related Principal Balances are reduced to zero.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        DESCRIPTION OF THE INITIAL LOANS

                                     Summary

                                                                         Total          Minimum            Maximum
-------------------------------------------------------------------------------------------------------------------
Statistical Calculation Date Aggregate Principal Balance       $216,042,370.50
Initial Number of Loans                                                  1,848

Average Original Loan Balance                                      $117,046.94       $16,500.00        $433,500.00
Average Current Loan Balance                                       $116,906.04       $16,493.84        $429,491.01
Weighted Average Combined LTV                                           89.04%           16.70%            100.00%

Weighted Average Gross Coupon                                            9.82%            7.80%             14.00%
Weighted Average Maximum Rate                                           16.11%           12.13%             25.00%
Weighted Average Periodic Cap                                            1.13%            0.50%              3.00%

Weighted Average Remaining Term to Maturity (months)                       358              119                360
Weighted Average Original Term (months)                                    360              120                360
Weighted Average Gross Margin                                            6.08%            3.30%              9.95%

Weighted Average FICO Credit Score                                         609
Weighted Average Debt to Income Ratio                                   41.70%
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                            Percent of Cut-Off
                                                          Date Principal Balance
                                                          ----------------------
     Fully Amortizing Loans                                        100.0%

     Lien Position
         First                                                     100.0%

     Property Type
         Single Family                                              95.2%
         Manufactured                                                2.1%
         Condominium                                                 1.2%
         Townhouse                                                   0.8%

     Occupancy Status
            Primary                                                99.92%
         Investment                                                 0.08%

     Geographic Distribution
         California                                                 12.5%
         Ohio                                                        9.0%
         Maryland                                                    7.4%
         Colorado                                                    6.3%
         Other (None more than 5%)                                  64.8%

     Credit Grade
         A-1                                                        55.9%
         A-2                                                        20.9%
         B                                                          19.7%
         C                                                           3.3%
         D                                                           0.2%

     Delinquency
         0 - 29 Days                                                98.8%
         30 - 59 Days                                                1.2%

--------------------------------------------------------------------------------


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             GEOGRAPHIC DISTRIBUTION

--------------------------------------------------------------------------------
                      Initial           Aggregate Principal     % of Outstanding
State             Number of Loans       Balance Outstanding    Principal Balance
================================================================-===============
Alabama                      65                5,962,967.00              2.76
Arizona                      86               10,846,186.66              5.02
Arkansas                      5                  526,291.75              0.24
California                  152               26,786,257.45             12.40
Colorado                     90               13,686,529.35              6.34
Connecticut                   7                1,075,770.91              0.50
Delaware                      3                  264,945.49              0.12
Florida                      66                6,662,938.72              3.08
Georgia                      90               10,298,120.56              4.77
Idaho                         5                  373,733.56              0.17
Illinois                     77                9,001,041.74              4.17
Indiana                      89                7,869,120.26              3.64
Iowa                          4                  366,140.19              0.17
Kansas                       13                1,465,116.30              0.68
Kentucky                     32                2,912,861.50              1.35
Louisiana                    19                1,950,895.11              0.90
Maine                         3                  374,420.91              0.17
Maryland                    100               15,883,313.74              7.35
Massachusetts                21                3,078,035.36              1.42
Michigan                     58                5,698,658.81              2.64
Minnesota                    13                1,487,754.65              0.69
Mississippi                  26                2,120,657.39              0.98
Missouri                     32                3,066,618.72              1.42
Montana                       6                  526,995.32              0.24
Nebraska                      7                  734,680.23              0.34
Nevada                       24                2,683,703.16              1.24
New Hampshire                 3                  457,582.09              0.21
New Jersey                    5                  749,529.69              0.35
New Mexico                    8                  766,074.17              0.35
New York                     19                2,931,815.43              1.36
North Carolina              107               10,640,189.44              4.93
Ohio                        208               19,391,379.64              8.98
Oklahoma                     17                1,222,885.06              0.57
Oregon                       24                3,213,504.00              1.49
Pennsylvania                 45                4,146,996.58              1.92
Rhode Island                  6                  573,482.63              0.27
South Carolina               50                4,065,742.44              1.88
Tennessee                    43                3,927,538.15              1.82
Texas                        32                3,677,020.24              1.70
Utah                         32                4,593,088.10              2.13
Vermont                       1                   82,843.73              0.04
Virginia                     70                9,680,085.07              4.48
Washington                   40                5,626,659.46              2.60
Washington DC                14                1,995,576.08              0.92
West Virginia                13                  998,482.19              0.46
Wisconsin                    13                1,213,587.46              0.56
Wyoming                       5                  384,554.01              0.18
--------------------------------------------------------------------------------
Total:                    1,848              216,042,370.50            100.00


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        ORIGINAL LOAN AMOUNT DISTRIBUTION

--------------------------------------------------------------------------------
      Range of             Initial       Aggregate Principal    % of Outstanding
Original Loan Amount   Number of Loans   Balance Outstanding   Principal Balance
================================================================================
$ 10,000 to $ 19,999            1              16,493.84               0.01
$ 20,000 to $ 29,999            8             211,018.11               0.10
$ 30,000 to $ 39,999           32           1,156,622.28               0.54
$ 40,000 to $ 49,999           81           3,687,135.92               1.71
$ 50,000 to $ 59,999          139           7,689,969.43               3.56
$ 60,000 to $ 69,999          138           8,989,801.18               4.16
$ 70,000 to $ 79,999          192          14,410,335.84               6.67
$ 80,000 to $ 89,999          169          14,237,453.15               6.59
$ 90,000 to $ 99,999          149          14,095,000.09               6.52
$100,000 to $109,999          119          12,501,839.51               5.79
$110,000 to $119,999          121          13,886,409.33               6.43
$120,000 to $129,999           88          10,962,019.12               5.07
$130,000 to $139,999           97          13,056,718.27               6.04
$140,000 to $149,999           86          12,476,607.68               5.78
$150,000 to $159,999           73          11,296,842.55               5.23
$160,000 to $169,999           47           7,684,124.12               3.56
$170,000 to $179,999           46           8,003,055.58               3.70
$180,000 to $189,999           38           6,985,973.12               3.23
$190,000 to $199,999           38           7,398,424.59               3.42
$200,000 to $209,999           25           5,117,149.24               2.37
$210,000 to $219,999           26           5,593,482.45               2.59
$220,000 to $229,999           20           4,481,603.50               2.07
$230,000 to $239,999           10           2,348,055.71               1.09
$240,000 to $249,999           16           3,916,976.91               1.81
$250,000 to $259,999           18           4,577,654.27               2.12
$260,000 to $269,999           14           3,692,700.37               1.71
$270,000 to $279,999           14           3,832,607.77               1.77
$280,000 to $289,999            8           2,271,941.42               1.05
$290,000 to $299,999            7           2,054,195.99               0.95
$300,000 to $309,999            3             907,992.08               0.42
$310,000 to $319,999            3             936,054.84               0.43
$320,000 to $329,999            7           2,283,943.35               1.06
$330,000 to $339,999            3           1,005,013.45               0.47
$340,000 to $349,999            5           1,719,756.07               0.80
Over $350,000                   7           2,557,399.37               1.18
--------------------------------------------------------------------------------
Total:                      1,848         216,042,370.50             100.00


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                          COMBINED LOAN-TO-VALUE RATIO

-------------------------------------------------------------------------------------------------------
Range of Combined                  Initial              Aggregate Principal        % of Outstanding
Loan-to-Value Ratios           Number of Loans          Balance Outstanding        Principal Balance
=======================================================================================================
15.01 - 20.00                           1                       24,958.63                 0.01
25.01 - 30.00                           2                      136,429.88                 0.06
35.01 - 40.00                           2                       79,941.76                 0.04
40.01 - 45.00                           2                       57,478.47                 0.03
45.01 - 50.00                           1                       42,982.91                 0.02
50.01 - 55.00                           6                      349,528.35                 0.16
55.01 - 60.00                          11                    1,127,645.61                 0.52
60.01 - 65.00                          12                      856,383.90                 0.40
65.01 - 70.00                          26                    2,139,733.25                 0.99
70.01 - 75.00                          53                    4,143,635.14                 1.92
75.01 - 80.00                         205                   21,650,583.75                10.02
80.01 - 85.00                         234                   22,749,719.73                10.53
85.01 - 90.00                         707                   85,848,623.35                39.74
90.01 - 95.00                         491                   66,533,582.06                30.80
95.01 - 100.00                         95                   10,301,143.71                 4.77
-------------------------------------------------------------------------------------------------------
Total:                              1,848                  216,042,370.50               100.00


                           INTEREST RATE DISTRIBUTION

--------------------------------------------------------------------------------
Range of Loan           Initial        Aggregate Principal    % of Outstanding
Interest Rates       Number of Loans    Balance Outstanding   Principal Balance
================================================================================
7.000 - 7.999                5                 516,241.10             0.24
8.000 - 8.999              330              43,023,748.00            19.91
9.000 - 9.999              819             102,054,510.16            47.24
10.000 - 10.999            543              57,434,249.89            26.58
11.000 - 11.999            127              11,176,020.01             5.17
12.000 - 12.999             23               1,790,855.07             0.83
14.000 - 14.999              1                  46,746.27             0.02
--------------------------------------------------------------------------------
Total:                   1,848             216,042,370.50           100.00



                               YEAR OF ORIGINATION

--------------------------------------------------------------------------------
                      Initial         Aggregate Principal      % of Outstanding
Origination Date   Number of Loans    Balance Outstanding     Principal Balance
================================================================================
1997                        1                118,288.56              0.05
1998                        7              1,064,642.62              0.49
1999                      338             40,851,484.91             18.91
2000                    1,502            174,007,954.41             80.54
--------------------------------------------------------------------------------
Total:                  1,848            216,042,370.50            100.00


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                          REMAINING MONTHS TO MATURITY

-------------------------------------------------------------------------------
Stated                Initial        Aggregate Principal      % of Outstanding
Remaining Term     Number of Loans   Balance Outstanding     Principal Balance
===============================================================================
91 - 120                    1               147,677.54              0.07
151 - 180                   2               207,619.07              0.10
331 - 360               1,845           215,687,073.89             99.84
-------------------------------------------------------------------------------
Total:                  1,848           216,042,370.50            100.00


                          MONTH OF NEXT RATE ADJUSTMENT

--------------------------------------------------------------------------------------------------------
Next Rate Adjustment Date            Initial             Aggregate Principal        % of Outstanding
                                 Number of Loans         Balance Outstanding        Principal Balance
========================================================================================================
May 2000                                  1                       98,338.30                 0.05
July 2000                                 1                      118,288.56                 0.05
September 2000                            3                      232,767.08                 0.11
December 2000                             2                      304,046.23                 0.14
February 2001                             1                       80,919.32                 0.04
March 2001                                1                      139,538.92                 0.06
April 2001                                1                      162,367.19                 0.08
July 2001                                 1                       85,703.55                 0.04
August 2001                               1                      133,579.58                 0.06
September 2001                            8                    1,086,886.36                 0.50
October 2001                             17                    2,043,264.83                 0.95
November 2001                            27                    3,673,065.63                 1.70
December 2001                           111                   13,640,003.77                 6.31
January 2002                            211                   23,624,366.93                10.94
February 2002                           536                   60,955,729.96                28.21
March 2002                              617                   74,106,731.65                34.30
April 2002                              225                   26,535,266.37                12.28
May 2002                                 19                    2,011,575.00                 0.93
July 2002                                 1                      279,918.60                 0.13
October 2002                              1                      144,699.31                 0.07
November 2002                             2                      150,520.19                 0.07
December 2002                             5                      593,943.91                 0.27
January 2003                              3                      253,850.60                 0.12
February 2003                            22                    2,575,952.70                 1.19
March 2003                               25                    2,355,020.96                 1.09
April 2003                                5                      612,250.00                 0.28
May 2003                                  1                       43,775.00                 0.02
--------------------------------------------------------------------------------------------------------
Total:                                1,848                  216,042,370.50               100.00



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   RATE FLOOR

-------------------------------------------------------------------------------
                     Initial       Aggregate Principal      % of Outstanding
Floor            Number of Loans   Balance Outstanding     Principal Balance
===============================================================================
4.250 - 4.499             5                452,132.61              0.21
4.500 - 4.749             4                434,309.09              0.20
4.750 - 4.999             5                937,781.04              0.43
5.000 - 5.249            16              2,515,164.44              1.16
5.250 - 5.499            81              9,889,920.97              4.58
5.500 - 5.749            52              6,941,980.38              3.21
5.750 - 5.999            74              9,954,164.32              4.61
6.000 - 6.249            69              7,828,926.08              3.62
6.250 - 6.499            69              8,051,879.77              3.73
6.500 - 6.749            56              5,565,174.40              2.58
6.750 - 6.999            55              6,773,034.83              3.14
7.000 - 7.249            29              2,922,090.93              1.35
7.250 - 7.499            20              1,990,062.05              0.92
7.500 - 7.749            10                834,731.45              0.39
7.750 - 7.999            15              1,557,721.46              0.72
8.000 - 8.249             4                337,044.18              0.16
8.250 - 8.499            17              2,416,118.34              1.12
8.500 - 8.749            27              3,944,061.83              1.83
8.750 - 8.999           207             25,841,470.23             11.96
9.000 - 9.249            34              4,430,082.33              2.05
9.250 - 9.499           136             17,324,669.86              8.02
9.500 - 9.749           144             17,696,716.02              8.19
9.750 - 9.999           251             30,111,797.70             13.94
10.000 - 10.249          59              6,371,927.13              2.95
10.250 - 10.499         126             12,953,985.53              6.00
10.500 - 10.749          80              8,782,328.25              4.07
10.750 - 10.999         100             10,654,113.35              4.93
11.000 - 11.249          26              2,507,562.06              1.16
11.250 - 11.499          38              3,036,235.07              1.41
11.500 - 11.749          12                929,232.01              0.43
11.750 - 11.999          11                823,586.22              0.38
12.000 - 12.249           2                202,662.12              0.09
12.250 - 12.499           6                456,306.61              0.21
12.500 - 12.749           3                 86,151.89              0.04
12.750 - 12.999           5                487,245.95              0.23
-------------------------------------------------------------------------------
Total:                1,848            216,042,370.50            100.00


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                  GROSS MARGIN

--------------------------------------------------------------------------------
Range of               Initial        Aggregate Principal      % of Outstanding
Gross Margin       Number of Loans    Balance Outstanding     Principal Balance
================================================================================
3.250 - 3.499               1                119,945.77               0.06
3.500 - 3.749               1                 80,719.59               0.04
3.750 - 3.999               1                 67,357.59               0.03
4.000 - 4.249               1                184,500.00               0.09
4.250 - 4.499               8                764,409.73               0.35
4.500 - 4.749              10              1,433,330.96               0.66
4.750 - 4.999              28              4,472,117.63               2.07
5.000 - 5.249              84             10,956,127.63               5.07
5.250 - 5.499             186             23,555,172.11              10.90
5.500 - 5.749             213             26,113,714.59              12.09
5.750 - 5.999             249             31,371,501.20              14.52
6.000 - 6.249             272             31,985,635.66              14.81
6.250 - 6.499             225             26,228,907.03              12.14
6.500 - 6.749             194             20,853,803.03               9.65
6.750 - 6.999             125             13,783,649.27               6.38
7.000 - 7.249              94              9,292,324.59               4.30
7.250 - 7.499              48              4,913,610.77               2.27
7.500 - 7.749              45              4,296,099.55               1.99
7.750 - 7.999              31              2,661,300.61               1.23
8.000 - 8.249               9                947,523.81               0.44
8.250 - 8.499               7                826,166.77               0.38
8.500 - 8.749               6                306,701.46               0.14
8.750 - 8.999               7                504,384.13               0.23
9.000 - 9.249               2                223,437.14               0.10
9.750 - 9.999               1                 99,929.88               0.05
--------------------------------------------------------------------------------
            Total       1,848           $216,042,370.50             100.00


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                  MAXIMUM RATE

--------------------------------------------------------------------------------
Range of                 Initial       Aggregate Principal     % of Outstanding
Maximum Rates        Number of Loans   Balance Outstanding    Principal Balance
================================================================================
12.000 - 12.249               1               118,768.63              0.05
13.250 - 13.499               1               147,988.97              0.07
13.750 - 13.999               1               119,702.47              0.06
14.000 - 14.249               1               103,489.61              0.05
14.250 - 14.499              10             1,432,393.94              0.66
14.500 - 14.749              23             3,030,358.22              1.40
14.750 - 14.999             225            28,633,423.49             13.25
15.000 - 15.249              45             5,445,258.54              2.52
15.250 - 15.499             136            18,106,843.20              8.38
15.500 - 15.749             143            19,003,019.04              8.80
15.750 - 15.999             338            42,633,346.22             19.73
16.000 - 16.249              87            10,839,934.95              5.02
16.250 - 16.499             187            20,441,504.86              9.46
16.500 - 16.749             127            13,713,309.28              6.35
16.750 - 16.999             209            21,648,105.32             10.02
17.000 - 17.249              36             3,431,013.06              1.59
17.250 - 17.499              81             7,608,963.08              3.52
17.500 - 17.749              47             4,964,637.15              2.30
17.750 - 17.999              66             7,147,008.88              3.31
18.000 - 18.249              19             1,798,270.15              0.83
18.250 - 18.499              22             1,896,719.02              0.88
18.500 - 18.749              10               767,211.94              0.36
18.750 - 18.999              15             1,226,077.56              0.57
19.000 - 19.249               4               490,250.94              0.23
19.250 - 19.499               9               675,961.23              0.31
19.500 - 19.749               2               167,519.57              0.08
19.750 - 19.999               1                33,652.28              0.02
20.000 - 20.249               1                92,966.77              0.04
25.000 - 25.249               1               324,672.13              0.15
--------------------------------------------------------------------------------
            Total         1,848          $216,042,370.50            100.00


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                              PREPAYMENT SCENARIOS

                                                 ------------------
                                                      PRICING
               Scenario I        Scenario II       Scenario III        Scenario IV        Scenario V
               ----------        -----------       ------------        -----------        ----------
                 18% CPR           24% CPR            30% CPR            36% CPR            42% CPR
              WAL/Maturity       WAL/Maturity      WAL/Maturity       WAL/Maturity       WAL/Maturity
To Call
A            3.29     05/08     2.40     04/06     1.77     12/04     1.34     01/04     1.09     03/03
M-1          6.40     05/08     4.80     04/06     4.26     12/04     3.60     01/04     2.97     06/03
M-2          6.40     05/08     4.77     04/06     4.02     12/04     3.60     01/04     3.02     06/03
B-1          6.40     05/08     4.75     04/06     3.93     12/04     3.56     01/04     3.02     06/03
B-2          6.00     05/08     4.46     04/06     3.69     12/04     3.35     01/04     3.02     06/03

To Maturity
A            3.48     03/11     2.56     09/08     1.91     01/07     1.36     10/04     1.09     03/03
M-1          7.95     11/13     6.06     01/11     5.31     01/09     5.53     08/07     3.74     08/06
M-2          7.95     11/13     6.01     01/11     5.05     01/09     4.97     08/07     4.50     08/06
B-1          7.94     11/13     6.00     01/11     4.95     01/09     4.19     08/07     4.50     08/06
B-2          6.86     11/13     5.09     01/11     4.18     01/09     3.63     08/07     3.66     08/06
                                                 ------------------

(1) The following are the assumed characteristics of the additional and subsequent contracts:

-------------------------------------------------------------------------------------------------------------------------------
                                           Assumed Additional Loan Characteristics
                                           ---------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                       Wtd.   Wtd. Avg.   Wtd.                           Wtd. Avg.   Wtd. Avg.     Wtd. Avg.
       Cut-off Date Pool      Wtd.     Avg.   Orig Term   Avg.     Wtd. Avg.  Wtd. Avg.  Periodic     Initial      Months to
Pool   Principal Balance      Avg.     WAM       (Mo)     Gross    Life Cap  Life Floor     Cap    Periodic Cap   Rate Change
                           Loan Rate   (Mo)               Margin
===============================================================================================================================
1          5,814,156.74      9.562%    360       360      6.306%    15.907%     8.683%     1.130%      2.712%         24
2          9,720,235.15      9.756%    360       360      6.085%    16.025%     9.249%     1.121%      2.858%         24
3         16,835,362.08      9.737%    360       360      6.120%    15.987%     8.934%     1.219%      2.819%         24
4         43,438,699.86      9.856%    359       359      6.177%    16.137%     8.742%     1.122%      2.913%         24
5         52,810,458.93      9.837%    360       360      6.004%    16.105%     8.436%     1.095%      2.919%         24
6         18,909,747.65      9.756%    360       360      5.881%    16.052%     8.139%     1.124%      2.926%         24
7          6,428,969.09     10.239%    360       360      6.228%    16.837%     9.562%     1.202%      2.909%         36
-------------------------------------------------------------------------------------------------------------------------------
         153,957,629.50

                                           Assumed Subsequent Loan Characteristics
                                           ---------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                       Wtd.   Wtd. Avg.   Wtd.                           Wtd. Avg.   Wtd. Avg.     Wtd. Avg.
       Cut-off Date Pool      Wtd.     Avg.   Orig Term   Avg.     Wtd. Avg.  Wtd. Avg.  Periodic     Initial      Months to
Pool   Principal Balance      Avg.     WAM       (Mo)     Gross    Life Cap  Life Floor     Cap    Periodic Cap   Rate Change
                           Loan Rate   (Mo)               Margin
===============================================================================================================================
1          1,132,939.64      9.562%    360       360      6.306%    15.907%     8.683%     1.130%      2.712%         24
2          1,894,073.43      9.756%    360       360      6.085%    16.025%     9.249%     1.121%      2.858%         24
3          3,280,518.57      9.737%    360       360      6.120%    15.987%     8.934%     1.219%      2.819%         24
4          8,464,413.23      9.856%    359       359      6.177%    16.137%     8.742%     1.122%      2.913%         24
5         10,290,583.02      9.837%    360       360      6.004%    16.105%     8.436%     1.095%      2.919%         24
6          3,684,730.87      9.756%    360       360      5.881%    16.052%     8.139%     1.124%      2.926%         24
7          1,252,741.24     10.239%    360       360      6.228%    16.837%     9.562%     1.202%      2.909%         36
-------------------------------------------------------------------------------------------------------------------------------
          30,000,000.00
-------------------------------------------------------------------------------------------------------------------------------


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                       ADJUSTABLE RATE NET FUNDS CAP RATE
                       ----------------------------------


Period    Scenario I    Scenario II     Period    Scenario I     Scenario II
------    ----------    -----------     ------    ----------     -----------
  1           9.95%         9.95%         38        12.61%          14.42%
  2           8.56%         8.56%         39        12.62%          14.68%
  3           9.32%         9.32%         40        12.62%          14.88%
  4           9.32%         9.32%         41        12.62%          14.95%
  5           9.32%         9.32%         42        12.62%          14.95%
  6           9.32%         9.32%         43        12.62%          14.98%
  7           9.32%         9.32%         44        12.63%          15.42%
  8           9.32%         9.32%         45        12.63%          15.51%
  9           9.32%         9.32%         46        12.63%          15.52%
  10          9.32%         9.32%         47        12.63%          15.52%
  11          9.32%         9.32%         48        12.63%          15.52%
  12          9.32%         9.32%         49        12.63%          15.54%
  13          9.32%         9.32%         50        12.63%          15.58%
  14          9.32%         9.32%         51        12.63%          15.59%
  15          9.32%         9.32%         52        12.63%          15.59%
  16          9.38%         9.38%         53        12.63%          15.59%
  17          9.38%         9.38%         54        12.63%          15.59%
  18          9.38%         9.38%         55        12.63%          15.59%
  19          9.47%         9.47%         56        12.63%          15.61%
  20          9.63%         9.63%         57        12.63%          15.61%
  21         10.06%        10.06%         58        12.63%          15.61%
  22         10.61%        10.61%         59        12.63%          15.61%
  23         10.80%        10.80%         60        12.63%          15.61%
  24         10.80%        10.80%
  25         10.81%        10.84%
  26         11.95%        12.00%
  27         12.24%        12.39%
  28         12.29%        12.61%
  29         12.31%        12.68%
  30         12.31%        12.68%
  31         12.37%        12.78%
  32         12.53%        13.28%
  33         12.56%        13.53%
  34         12.56%        13.75%
  35         12.56%        13.82%
  36         12.56%        13.82%
  37         12.57%        13.89%


* Scenario I is achieved assuming 6 month LIBOR stays constant at 7.05%; run at the pricing speed to call.

** Scenario II is achieved assuming 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the underlying adjustable rate loans; run at the pricing speed to call.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.